TOMI™ | STERAMIST™

ENVIRONMENTAL SOLUTIONS | DISINFECTION & DECONTAMINATION


STERAPAK
STERAMIST

AWARD-WINNING TECHNOLOGY FROM DARPA

PREMIUM DECONTAMINATION PRODUCTS

RAZORBLADE RAZOR MODEL

NASDAQ | TOMZ

INFO@TOMIMIST.COM

INVESTOR.TOMIMIST.COM

DISCLAIMER

This presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all-inclusive and the Company nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs.

Forward-Looking Statements

This presentation includes forward-looking statements that reflect the Company's current views with respect to, among other things, the Company's operations and financial performance. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "project," "forecast," "estimates," "targets," "projections," "should," "could," "would," "may," "might," "will" and other similar expressions, and the negatives thereof. We base these forward-looking statements or projections on our current expectations, plans and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our believes, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results; level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including our strategies to grow revenue and expand business development; our expectations with respect to our 2025 and 2026 results, including schedule of delivery, realization of revenue from backlog and open opportunities; our ability to generate lead and referral for sales, the expectation to capture new markets; our ability to improve financial performance; the future trading price of our common stock; our ability to acquire new customers and expand sales; our ability to maintain and manage growth and generate sales; our reliance on a single or a few products for a majority of revenues; our general business and economic conditions; our competitive position and the development of and projections relating to our competitors or our industry; and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 14, 2025, as amended, as such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC's website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this presentation speaks only as of the date of this presentation and is expressly qualified in its entirety by the cautionary statements included in this presentation. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

STERAMIST
DISINFECTION & DECONTAMINATION

PREMIUM CLIENTS. MULTIPLE INDUSTRIES.

USDA Agriculture Research Service
NIH
DEVCOM CHEMICAL BIOLOGICAL CENTER
Pfizer
USAMRIID United States Army Medical Research Institute of Infectious Diseases
Biodefense solutions to protect our nation
PHILIPS
MERCK
Jacobs
abbvie
FRESENIUS KABI

GOVERNMENT | LIFE SCIENCES | HEALTHCARE | FOOD | COMMERCIAL

egglife
Nestlé
ithpharma
ROSE ACRE Farms
Steri-Clean RESTORING HOMES AND LIVES
BATORY FOODS
NORA
St Luke's
UNIVERSITY of VIRGINIA
ViOS
utmb Health.
NOVANT HEALTH
august bioservices
MERCY HEALTH
algafeed The Algal Revolution
FIRST ONSITE PROPERTY RESTORATION
Bayhealth
Bespoke PHARMACEUTICAL
TRIUMVIRATE ENVIRONMENTAL

BIOSECURITY DECONTAMINATION WITH STERAMIST®

Available in a variety of portable or integrated products, SteraMist uses one technology and scientific process. Whether deploying via mobile system or integrated into facility infrastructure and equipment, iHP technology is multipurpose and can be configured to meet the most demanding needs. **SteraMist may be applied via handheld surface application, automated fogging, or integration.**







DEVELOPED BY DARPA

SteraMist is an *original* U.S. military defense solution designed to combat biological warfare.

FASTER RESULTS

Eliminate up to 99.9999% of microbes & airborne contaminants with speeds up to *4x faster* than competitors.

HIGH COMPATIBILITY

SteraMist treats surfaces without discoloring, streaking, corroding, or releasing toxins.

ADHERE TO REGULATORY STANDARDS WITH PREMIUM RESULTS AND SPEED

UNIVERSALLY INTEGRATE STERAMIST® INTO ANY WORKFLOW & FACILITY

ELIMINATE COSTLY SURFACE DAMAGE & AVOID EXPENSIVE REPLACEMENTS

POWERED BY NATURE'S
ATMOSPHERIC
SCIENCE





INTENSE TESTING, **OUTSTANDING RESULTS. MEETS GLOBAL REGULATORY STANDARDS** FOR ALL INDUSTRIES.

TOMI™ ENVIRONMENTAL SOLUTIONS **CERTIFICATIONS/ACCREDITATIONS**			
ITAR Registered: M27110	ISO 9001:2015		21 CFR Part 11
SAM Registered/CAGE #6E9U1	DUNS: 809446599	NAICS: 333413	FAR/DFAR Complaint
AWS/ASME Welders	SIC: 2860		DIBBS Registered
CE (European Certification)	UL Listed		EN 17272
IFPS Certified (Hydraulic, Pneumatic, Connector, Fluid Power Engineer)			DIN: 02469448
FDA Registration: 3012117386 (Disinfection, Medical Devices)			EPA Registration: 90150-2

STERAMIST®
DISINFECTION & DECONTAMINATION

MILITARY-GRADE DECON, **UNIVERSAL APPLICATION.**

Developed by DARPA in response to the 9/11 Anthrax attacks, the science of SteraMist® ionized Hydrogen Peroxide (iHP®) is backed by decades of testing, development, and studies. Protect civilians, military, and government personnel against natural and synthetic microscopic threats easier than ever.

As the very first solution and technology combination registered by the EPA (#90150), SteraMist® replicates unique atmospheric science. Cold plasma-enhanced 7.8% hydrogen peroxide results in microbial reductions of 6-log (99.9999%) and greater.



EXTENSIVELY **DEPLOYED, PROVEN, & TRUSTED**



CIVILIAN & EMERGENCY

SteraMist offers a legacy of response to global pandemic and HAZMAT exposure events.

SteraMist demonstrates efficacy against chemical and biological threats, including ricin, weaponized *Bacillus atrophaeus*, simulated diazinon, and 2-chloro-ethyl ethyl sulfide (CEES), Ebola, MERS-CoV, COVID, and others.

- Remote HAZMAT Sites
- Viral Outbreaks
- Disaster Response



MILITARY & DEFENSE

Deliver critical decon to military transportation, comms, warfare, & combat scenarios with SteraMist.

iHP technology has proven successful in various demanding environments, including mobile military equipment, missile casings, irradiated nuclear hot cells, jet and rotor aircraft, maritime vessels, communications equipment, drones, and more.

- Remote Operation Sites
- Defense Storage & Logistics
- Vehicles, Gear, & Equipment



GOVERNMENT FACILITIES

SteraMist systems disinfect high-traffic areas with incredible results, speed, and efficiency.

Featuring a history of success in commercial offices, residences, and laboratories. SteraMist can be easily stored and quickly deployed. Able to provide routine or emergency decontamination to any space while reducing labor and cleaning costs.

- Administrative Offices
- Public & Meeting Spaces
- BSL 3+4 Laboratories

MED TECH OUTLOOK


cognivue
Your Cognitive Compass
The Path to Peace of Mind

SteraMist Disinfection

Engineering Safety into the Most Sensitive Spaces

STERAMIST DISINFECTION & DECONTAMINATION

Biosecurity is now a design question.

In industries like biologics, trauma care, and food production, where exposure can result in great risk, biosecurity cannot be left to a spray bottle and a checklist. The stakes have grown, and so has the strategy. Contamination is always waiting to happen but implementing proper protocols can stop it.

The conversation around disinfection is shifting toward becoming a critical part of the infrastructure itself rather than an afterthought. Embedding sterility into operational blueprints ensures every inch of a work environment remains in a constant state of microbial control. However, most disinfection protocols rely on manual spray-and-wipe routines or static chemical fogging, leaving gaps in coverage and require extended dwell times.



SteraMist marks a new evolution of central disinfection. Built on patented Binary Ionization Technology (BIT) and powered by ionized Hydrogen Peroxide (iHP), SteraMist is a fundamentally different disinfection model from traditional chemicals and UV-based methods.

SteraMist technology transforms a low concentration of hydrogen peroxide into a gas-like mist of hydroxyl radicals, penetrating crevices, equipment, and airspaces that conventional methods struggle to reach, resulting in total surface and air decontamination without corrosion or harmful residues. iHP offers rapid microbial reduction with verified 6-log and greater kill rates against bacteria, spores, viruses, fungi, and resilient pathogens like Clostridium difficile, Staphylococcus aureus, and SARS-CoV-2, with consistent validation against Geobacillus stearothermophilus. Unlike vaporized hydrogen peroxide, which requires high concentrations and longer cycle times within sealed environments, iHP can be used safely and quickly in active settings, with minimal downtime and no post-treatment cleanup.

"Whether integrated into HVAC systems for pharmaceutical-grade air handling, deployed in mobile containment units for emergency response, or installed in high-volume food production lines, we enable a continuous, non-disruptive layer of disinfection that aligns with both regulatory frameworks and the operational demand for real-time bioburden control," says Dr. Halden Shane, CEO.

From Crisis Response to Continuous Control

The origins of SteraMist's core iHP technology trace back to the early 2000s, when the U.S. Department of Defense funded an anti-bioterrorism DARPA initiative to neutralize weaponized anthrax in public and government spaces. The idea was to develop a rapid, effective disinfection that could deploy across critical infrastructure without damaging materials or creating toxic residues.


DISINFECTION AND DECONTAMINATION PRODUCTS COMPANY OF THE YEAR 2025
SteraMist Disinfection

Company
SteraMist Disinfection

Management
Dr. Halden Shane, CEO

Description
SteraMist delivers advanced disinfection and decontamination solutions powered by patented ionized hydrogen peroxide (iHP) technology. Engineered for critical environments across healthcare, life sciences, food safety, and defense, its systems eliminate pathogens without disrupting operations—providing scalable, non-corrosive, data-driven protection trusted by global pharmaceutical leaders, regulatory agencies and frontline responders.


SEPTEMBER 01, 2025
ISSN 2691-4093
MED TECH OUTLOOK
MEDICALTECHOUTLOOK.COM

"For years, the science behind ionized hydrogen peroxide sat on the edge of defense labs, powerful enough to neutralize weaponized pathogens, but never designed for the day-to-day realities of healthcare, life sciences or food production," says Dr. Shane. "Our patented iHP technology changed that."

Instead of relying on harsh chemicals or heat, BIT uses a low-concentration of hydrogen peroxide passed through a cold plasma arc, energizing the hydrogen peroxide and creating highly reactive oxygen-based molecules that attack pathogen cell walls, proteins, and genetic material. SteraMist is the only disinfection combining biodefense-level efficacy with operational agility to deliver powerful microbial control without the downtime, corrosion, or limitations of traditional systems.

Earning Trust at the Highest Level

Companies like Pfizer, Merck, and Thermo Fisher Scientific rely on SteraMist to safeguard high-stakes production environments. The Centers for Disease Control and Prevention (CDC), U.S. Department of Agriculture (USDA), Food and Drug Administration (FDA), National Institutes of Health (NIH) and other federal organizations setting the standard for public health and biosafety also trust SteraMist within their facilities.

> "Whether integrated into HVAC systems for pharmaceutical-grade air handling, deployed in mobile containment units for emergency response, or installed in high-volume food production lines, we enable a continuous, non-disruptive layer of disinfection that aligns with both regulatory frameworks and the operational demand for real-time bioburden control"

Many teams often praise SteraMist for its simplicity and efficiency, with the system's adaptability making it a staple across vastly different settings. SteraMist is used by police departments to sanitize vehicles, healthcare teams turning over ICUs, sterile laboratories protecting production lines, and food processors avoiding contamination during transit. While the applications vary, the need is universal: Consistent, thorough decontamination without workflow interruptions, equipment risk, or human error.

Designed to Fit the Environment, Not the Other Way Around

For those seeking surface disinfection and fast turnover (eg. hospital teams), the cordless SteraPak offers high-level, lightweight disinfection and immediate deployment where time and mobility are critical. The process of taking it out of storage and completing a treatment takes about 10 minutes, delivering one of the highest efficacy ratings in reducing bloodstream infections.



When larger surface areas need high-volume treatment, the SteraMist Surface Unit delivers high-volume treatment to larger surfaces with a one-gallon BIT Solution capacity, supporting continuous use that makes it ideal for routine lab, clinic, and manufacturing floor disinfection.

Where fogging is needed, the SteraMist Environment System and SteraMist Integrated System deliver controlled surface and air decontamination with reporting capabilities . For vehicles, the SteraMist Transport offers mobile fogging autonomy with onboard battery power, enabling rapid disinfection in mobile ICUs, disaster relief zones, and more.


DISINFECTION AND DECONTAMINATION PRODUCTS COMPANY OF THE YEAR 2025
SteraMist Disinfection

Company
SteraMist Disinfection

Management
Dr. Haiden Shane, CEO

Description
SteraMist delivers advanced disinfection and decontamination solutions powered by patented ionized hydrogen peroxide (iHP) technology. Engineered for critical environments across healthcare, life sciences, food safety, and defense, its systems eliminate pathogens without disrupting operations—providing scalable, non-corrosive, data-driven protection trusted by global pharmaceutical leaders, regulatory agencies and frontline responders.


SEPTEMBER 01, 2025
MED TECH
OUTLOOK
MEDICALTECHOUTLOOK.COM
ASP HEALTH
REINVENTING POINT-OF-CARE PATHOLOGY

For many applications, integration and constant communication with facility infrastructure are vital. SteraMist's Custom Engineered System (CES) provides complete integration of the iHP within rooms, utilizing permanent applicators and a central control system that oversees both building management and iHP operations. Alternatively, the SteraMist Hybrid offers the best of both worlds, blending mobile portability with built-in nozzles, perfect for locations requiring both adaptability and large-scale deployment.

Proven Performance Where It Matters Most

When Avid Bioservices, a leading CDMO, set out to build its new 53,000-square-foot viral vector manufacturing facility, sterility alone wasn't enough. The objective was to maintain pharmaceutical-grade operational continuity without costly delays and disruptions caused by traditional sterilization methods. Full-area shutdowns, often required for conventional decontamination, were incompatible with the speed and precision the facility demanded.

SteraMist's iHP technology was tasked with delivering six-log pathogen reduction while ensuring full compliance with 21 CFR Part 11—all without pausing production. Unlike legacy systems that require prolonged preparation, clearance windows, and manual intervention, the iHP system was integrated directly into the facility's Building Management System (BMS). This enabled automated, zone-specific disinfection cycles to run in parallel with ongoing operations.

The approach led to targeted areas being fully decontaminated and returned to service within a single manufacturing shift, preserving both throughput and regulatory readiness with no extended downtime and no workflow compromise.

"I am confident that this integrated iHP system will set a new standard for large biotech and pharmaceutical facilities," says Rami Barghout, Director of Project Engineering at Avid Bioservices. "I look forward to installing additional iHP systems in the future."

Beyond Individual Installations; Toward Systemic Biosecurity



SteraMist continues to evolve with targeted applications in pharmaceutical manufacturing, biotechnology, cell and gene therapies, and sterile research environments. Through strategic partnerships with leading research institutions, pharma companies, and regulators, the technology is being shaped to integrate seamlessly with current workflows while anticipating future sterility standards.

The food safety sector, projected to grow at a double-digit compound annual rate, now presents one of the most immediate opportunities for impact. From extending product shelf life to reducing foodborne illness risk, the value lies in transitioning from episodic interventions to systematic safeguards. The market potential also extends to global biosecurity challenges where traditional methods struggle to control foodborne outbreaks, protect honeybee colonies from parasitic mite infestations, manage avian flu without mass culling, and enable biofuel production by controlling microbial contamination.

SteraMist is likewise positioning itself as a foundational technology in the fight against emerging pathogens, including the inevitable arrival of "Disease X" — the as-yet-unknown, epidemiologist-warned, inevitable global health threat.

This is more than a rollout of advanced disinfection. By biosecuring infrastructure and embedding resilience into the environments we rely on, from food to pharma to fieldwork, SteraMist aims to make contamination failure increasingly unthinkable.


DISINFECTION AND DECONTAMINATION PRODUCTS COMPANY OF THE YEAR 2025
SteraMist Disinfection

Company
SteraMist Disinfection

Management
Dr. Halden Shane, CEO

Description
SteraMist delivers advanced disinfection and decontamination solutions powered by patented ionized hydrogen peroxide (iHP) technology. Engineered for critical environments across healthcare, life sciences, food safety, and defense, its systems eliminate pathogens without disrupting operations—providing scalable, non-corrosive, data-driven protection trusted by global pharmaceutical leaders, regulatory agencies and frontline responders.


SEPTEMBER 01, 2025
MED TECH
OUTLOOK
ASP HEALTH
REINVENTING POINT-OF-CARE PATHOLOGY


INNOVATING FOR A SAFER WORLD®
NASDAQ | TOMZ
STERAMIST®
DISINFECTION & DECONTAMINATION
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INFO@TOMIMIST.COM
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